China Holdings

to Acquire

Jinjiang Hengda Ceramics Co., Ltd.
晋江恒达陶瓷有限公司

August 7, 2009 EXHIBIT 99.2

Disclaimer
In connection with the proposed acquisition, China Holdings Acquisition Corp. (“CHAC”) will prepare a Registration Statement containing a proxy statement/prospectus to be filed with the U.S. Securities and Exchange Commission. When completed, a definitive proxy statement/prospectus and a form of proxy will be mailed to the stockholders of CHAC seeking their approval of the transaction. Before making any voting decision, CHAC’s stockholders are urged to read the proxy statement / prospectus regarding the merger carefully and in its entirety because it will contain important information about the proposed merger. CHAC’s stockholders will be able to obtain, without charge, a copy of the proxy statement/prospectus (when available) and other relevant documents filed with the U.S. Securities and Exchange Commission from the Commission’s website at http://www.sec.gov. CHAC’s stockholders will also be able to obtain, without charge, a copy of the proxy statement/prospectus and other relevant documents (when available) by directing a request by mail to Mark L. Wilson at China Holdings
Acquisition  Corp., 1000 North West Street Suite 1200,  Wilmington, DE. 19801 or by telephone at (302) 295-4832.  CHAC and its directors and officers may be deemed to be participants in the solicitation of proxies from CHAC’s stockholders with respect to the proposed merger.
Information about CHAC’s directors and executive officers and their ownership of CHAC’s common stock is set forth in CHAC’s annual report on Form 10-K for the fiscal year ended December 31, 2008. Stockholders may obtain additional information regarding the interests of CHAC and its directors and executive officers in the merger, which may be different than those of CHAC’s stockholders generally, by reading the proxy statement/prospectus and other relevant documents regarding the proposed merger, when filed with the U.S. Securities and Exchange
Commission.
This document includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities
Litigation Reform Act of 1995. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,”
“could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements.
Forward-looking statements in this press release include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this press release. Such risk factors include, among others: future operating or financial results; future growth expectations and acquisitions; uncertainties as to the timing of the acquisition; approval of the transaction by CHAC stockholders; the satisfaction of closing conditions to the transaction;
costs related to the acquisition; the performance of Hendga; the impact of inflation generally as well as on the rising costs of materials; specific economic conditions in China generally or in the markets in which Hengda Ceramics operates; changes in laws and regulations; potential liability from future litigation; the diversion of management time on acquisition and integration related issues; modifications or adjustments to the financial statements of Hengda as a result of applicable securities laws; and general economic conditions such as inflation or recession. Actual results may differ materially from those contained in the forward-looking statements in this communication and documents filed with the SEC.
CHAC undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this communication. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. All forward-looking statements are qualified in their entirety by this cautionary statement.

Disclaimer (cont)
The financial information and data contained in this presentation is unaudited and does not conform to the SEC’s Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, CHAC’s proxy statement to solicit stockholder approval for the proposed acquisition of Hengda.
This presentation includes certain estimated financial information and forecasts presented as pro forma financial measures that are not derived in accordance with generally accepted accounting principles (“GAAP”), and which may be deemed to be non-GAAP financial measures within the meaning of Regulation G promulgated by the SEC. CHAC and Hengda believe that the presentation of these non-GAAP financial measures serve to enhance the understanding of the financial performance of Hengda and the proposed acquisition. However, these non-GAAP financial measures should be considered in addition to and not as substitutes for, or superior to financial measures of financial performance prepared in accordance with
GAAP. Our pro forma financial measures may not be comparable to similarly titled pro forma measures reported by other companies.
This presentation contains disclosure of EBITDA for certain periods, which may be deemed to be a non-GAAP financial measure within the meaning of
Regulation G promulgated by the Securities and Exchange Commission. Management believes that EBITDA, or earnings before interest, taxes, depreciation and amortization, is an appropriate measure of evaluating operating performance and liquidity, because it reflects the resources available for strategic opportunities including, among others, investments in the business and strategic acquisitions. EBITDA may not be comparable to similarly titled measures reported by other companies. EBITDA is not a recognized term under U.S. GAAP, and EBITDA should be considered in addition to, and not as substitutes for, or superior to, operating income, cash flows, revenues, or other measures of financial performance prepared in accordance with generally accepted accounting principles. EBITDA is not a completely representative measure of either the historical performance or, necessarily, the future potential of Hengda Ceramics.
For Non-GAAP reconciliation table please see Appendix B

Disclaimer (cont)
In order to ensure that that the acquisition is approved, China Holdings, JinJiang Hengda and their respective affiliates may enter into transactions to purchase common shares of China Holdings from shareholders who have indicated their intention to vote against the acquisition and seek conversion of their shares. In addition, China Holdings, JinJiang Hengda and their respective affiliates may also purchase warrants from warrantholders. Such purchases could result in all or substantially all of China Holdings’ trust fund being expended to pay for such purchases post transaction, which would result in JinJiang Hengda not receiving any working capital from the trust account.  No transactions have been entered into, but may include:
o
Purchases by China Holdings, JinJiang Hengda or their respective affiliates of shares or warrants of China Holdings;
o
Agreements with third parties to purchase shares or warrants that may then be resold to the combined company subsequent to the acquisition using funds that were previously in the trust account;
o
Agreements with third parties pursuant to which China Holdings, JinJiang Hengda or their respective affiliates would borrow funds to make purchases of common shares or warrants of China Holdings. The combined company would repay such borrowings using funds that were previously in the trust account; and
o
The granting of securities to third party purchasers of common shares or warrants of China Holdings as an inducement for such third parties to purchase such securities.
Any China Holdings shares purchased by China Holdings or its affiliates would increase the likelihood that the transaction would be approved.

INTRODUCTION AND TRANSACTION OVERVIEW

China Holdings

Investment Highlights
Acquisition of a leading Chinese construction materials company
o
Jinjiang Hengda Ceramics Co., Ltd. (Hengda), manufacturers ceramic tiles used for exterior siding and for interior flooring and design in residential and commercial buildings
Established company that provides an attractive platform for growth
o
Anticipated to benefit from the urbanization of China as well as Central & Provincial governmental policies to develop housing in China
From 2005 through 2008 Hengda achieved a Revenue compounded annual growth rate
(CAGR) of 25.1%, a Net Income CAGR of 23.9% and an EBITDA CAGR of 27.2%; assuming
Hengda achieved all of its earn-out targets, the Net Income CAGR from 2009 to 2011 would be 36.8%
Established and loyal customer base due to Hengda’s commitment to superior quality, research and development and innovative products
New production facility to start-up in September 2009 to meet market demand and drive revenue growth
Valuation compares favorably to public company peers
China Holding Directors and Management will forfeit 1.6 million of 3.2 million shares

INTRODUCTION AND TRANSACTION OVERVIEW

China Holdings

Transaction Overview
China Holdings (CHAC), through BVI located intermediary entities, will acquire 100% of the equity shares of Jinjiang Hengda Ceramics Co., Ltd (“Hengda”)
o CHAC will re-domicile as a BVI based company and the combined entity will be called China
Ceramics Co., Ltd.
The transaction is expected to close by November 21, 2009
o CHAC and Hengda are not required to obtain any Chinese government approvals to complete the merger
o Subject to SEC review and CHAC’s stockholders approval
o No minimum cash threshold to close transaction
Board of Directors will consist of five members total; 2 from CHAC (Paul Kelly & Cheng Davis); majority will be independent
Lock-Up Agreement
o Except for 655,000 shares (that will be released after 6 months) all other shares are locked up for
12 months
Advisors

Hengda
Legal:  Hills & Co. (PRC); Ho & Tam (Hong Kong)
Accounting:  Grant Thornton (Singapore)
CHAC
Legal:  Loeb & Loeb
Accounting:  RSM McGladrey

5,743,320 ordinary shares of CHAC to be issued to Hengda at closing
o
Initial equity transaction value of $56.2mm assuming a redemption value of $9.79 per share
o
Enterprise value of $61.2mm assuming current debt and $101.2mm including the cost of the new production facility
o
No cash consideration
8,185,763 shares of CHAC will be held in escrow and will be released based on Hengda achieving year over year growth targets and/or share price targets
o
Assuming Hengda receives the earn-out shares, the equity value will be $107.0mm and enterprise value would be $112.0mm assuming current debt and $152.0mm including the cost of the new production facility
For example, for every dollar of 2009 Net Income Before Tax above $28.0mm Hengda will receive
0.3284 CHAC shares up to a maximum of 1,214,127 shares.  The earn-out target for 2009 is
13.2% above the comparable 2008 figure
Earn-out Range
Financial Metric in the Fiscal Year Min Max
Implied
Growth
(1)
Shares Released
per $ of Growth
Maximum Shares
Released
2009 Net Income Before Tax $28.0 $31.7 13.2% 0.3284 1,214,127
2010 Net Income After Tax $23.8 $31.4 32.0%
0.2359
1,794,800
2011 Net Income After Tax $31.4 $43.5 38.7% 0.1790 2,176,836
Stock price targets by April, 30 2012 Price of $20 1,000,000 for any 20 trading days in a 30 day trading period Price of $25 2,000,000
Transaction Overview (cont)

(1)  Year over Year growth of max
benchmark after tax

INTRODUCTION AND TRANSACTION OVERVIEW

China Holdings

Attractive Valuation
Assumes 33.2% Redemption
In millions except for share price 2009 Closing 2009 2010 2011
Net Income Targets for Contingent Shares $23.8 (1) $31.4 $43.5
Fully Diluted Shares (2) 20.7 22.5 24.7
Fully Diluted Earnings Per Share  (EPS) $1.15 $1.39 $1.76
Growth Rate (1.3%) 21.5% 26.5%
P/E Ratio (3) 8.0x 8.5x 7.0x 5.6x
PEG Ratio (4) 0.4x 0.4x 0.3x 0.2x
P/E Ratio (3) 6.5x 7.0x 5.9x 4.7x
PEG Ratio (4) 0.3x 0.4x 0.2x 0.2x
P/E Ratio (3) 4.3x 4.8x 4.2x 3.5x
PEG Ratio (4) 0.3x 0.3x 0.2x 0.2x
Assumes 33.2% Redemption - Excludes Warrant Dilution
Assumes 33.2% Redemption and 41.8% Repurchase
(5)
- Excludes Warrant Dilution

Notes:
1.Assumes 25% tax rate on Net Income before Tax Target of $31.7mm for 2009
2.Based on a redemption price of $9.79 per share and the treasury stock method.  Includes incentive shares issued for meeting Net Income targets and cancellation of 1.6mm founder shares
3.Based on redemption price of $9.79 per share
4.Based on one year forward fully diluted EPS growth rate except 2011 which uses current year EPS growth
5.Equivalent to 75% redemption.  Assumes CHAC enters into transactions to purchase common shares from CHAC shareholders who have indicated
their intention to vote against the acquisition and seek conversion of their shares at the redemption price

INTRODUCTION AND TRANSACTION OVERVIEW

China Holdings

Attractive Valuation (cont)

Share Price $9.79 $10.00 $15.00 $20.00 $25.00 $30.00
# of Founder Shares 1,600,000 1,600,000 1,600,000 1,600,000 1,600,000 1,600,000
# of Public Shares 3,200,000 3,200,000 3,200,000 3,200,000 3,200,000 3,200,000
# of Hengda Shares
(1)
2009 6,957,467 6,957,467 6,957,467 8,957,467 9,957,467 9,957,467
2010 8,752,267 8,752,267 8,752,267 10,752,267 11,752,267 11,752,267
2011 10,929,103 10,929,103 10,929,103 12,929,103 13,929,103 13,929,103
Net Income Implied EPS
2009
(2)
$23,772,993 $2.02 $2.02 $2.02 $1.73 $1.61 $1.61
2010
(2)
$31,380,292 $2.32 $2.32 $2.32 $2.02 $1.90 $1.90
2011
(2)
$43,538,248 $2.77 $2.77 $2.77 $2.46 $2.32 $2.32
Implied P/E
2009 4.8x 4.9x 7.4x 11.6x 15.5x 18.6x
2010 4.2x 4.3x 6.5x 9.9x 13.2x 15.8x
2011 3.5x 3.6x 5.4x 8.1x 10.8x 12.9x
Assumes 33.2% Redemption and 41.8% Repurchase
(3)
- Excludes Warrant Dilution
Notes:
1. Assumes Hengda achieves earn-out targets in specific year and receives agreed shares for achieving the share price targets
2. Permits maximum number of earn-out shares to be issued
3. Equivalent to 75% redemption.  Assumes CHAC enters into transactions to purchase common shares from CHAC shareholders who have indicated their intention to vote against the acquisition and seek conversion of their shares at the redemption price

Company Overview 10

恒达瓷砖
HENGDA TILE

COMPANY OVERVIEW

China Holdings

Hengda is a leading Chinese manufacturer of ceramic tiles used for exterior siding and for interior flooring and design in residential and commercial buildings
Founded in 1993, based in Jinjiang, Fujian Province, China
Produces five different types of ceramic tiles, sold under “Hengda” or “HD” trademark
2008 sales were 94.7% in China and 5.3% were exported to Japan, Russia, Eastern
Europe, South Korea, United Kingdom, Australia, Thailand, Spain, Turkey and Egypt
2005 to 2008 Revenue CAGR of 25.1% and Net Income CAGR of 23.9%
Currently building a new production facility in Gaoan, China
o On track to start up September 2009 (3 production lines of 12 total)
o Hengda will purchase the plant for approximately approx $40mm after the transaction with CHAC
o Investors financed the construction and Hengda provided technical support
o Hengda will buy product “at cost” from the plant until closing of the plant acquisition
o The acquisition of the plant will be financed from cash
remaining in the SPAC and debt at 5.3% interest (can be 100%
debt financed if required – proforma Total Debt/2008 EBITDA
would be 1.5x)
One of only two members based in the PRC of the “Drafting Committee of the Ceramic Industrial Standard Association” for the exterior wall ceramic industry
Company Overview
Gaoan
(New production
facility)

Jinjiang
(Corp HQ)

Porcelain
80.3% of 2008 Revenue

- Stronger and harder than other types of ceramic tiles
- Color is the same throughout
- Wear-resistant and absorb less water than other types of tiles

Glazed
12.1% of 2008 Revenue

- Glossy finish and colored patterns may be added to the tiles
- Glaze does not go beyond the surface
- Easier to clean

Glazed Porcelain
2.7% of 2008 Revenue

- Combines the advantages of porcelain tiles and glazed tiles
- Tiles have a porcelain body with a stain-proof and glossy finish

Rustic
4.5% of 2008 Revenue

- New product introduced in 2007
- Are also used for interior walls and flooring in addition to exterior walls
- Aesthetically appealing with greater versatility in their design

Ultra Thin
0.4% of 2008 Revenue

- New product introduced in 2008
- Only 4.0mm thick and uses less raw materials
- Able to retain heat during winter and keep buildings cool during summer

COMPANY OVERVIEW

China Holdings

Superior Product Quality and Performance Drives Pricing Premium
Over two-thousand different
combinations of products, colors
and sizes manufactured
The largest sized tiles measure
600 mm by 600 mm (23.6 x 23.6
inches)
Awarded “Chinese Well-Known
Mark” in 2005 and “China
Building Ceramic Well-Known
Brand” in 2008

SEKISUI
D窑生产线

团结拼搏 求实创新

COMPANY OVERVIEW

China Holdings

Advanced Manufacturing Equipment and Technology
Jinjiang Facility
Founded: 1993
Capacity of 28mm sq. meters
9 manufacturing lines; 1,500 employees
Currently operating at 100% capacity
Production lines are fully automated
Over $3mm invested in 2006 – 08 to upgrade
production lines and achieved recovery and
recycling of waste water, waste dust, exhaust
gas and kiln after-heat
Upgrade enabled energy savings of over 20%
Gaoan Facility
Est. start-up date: September 2009
Construction started in 2008
Capacity of 42 mm sq. meters in 2011
12 new manufacturing lines
o
3 lines operational in September
2009 (on schedule)
o
4 lines operational in 2010
o
5 lines operational in 2011

Raw Materials Inspection

- Inspect physical properties and chemical composition to ensure that materials meet rigorous quality standards

Mixing and Grinding

- Clay and coloring materials are mixed in a specific proportion and ground
- Mixture is filtered to form a slurry to a specific density and flow speed

Spray Drying

- Water extracted from slurry after stabilized
- Powder of standardized size and specific moisture content is created

Molding

LAEIS
BUCHER
N:14

- Powder is compress into tiles based on specifications
- Equipment manufactured by Sacmi of Italy and Laeis of Germany

Glazing

- Carefully controlled glazing concentration is applied using QC processes to minimize chromatic aberration and variation

Firing

团结拼搏 求实创新

- Tiles are fired in computer controlled kilns at over 1000°C
- Kilns manufactured by Hansoful of Germany

COMPANY OVERVIEW

China holdings

Automated Production Lines 14

绿城集团 GREENTOWN

POWERLONG 宝龙房地产业

Aoyuan HKEx Stock Code: 3883

中凯集团 ZK GROUP

华润置地 CR Land

恒大地产集团 EVERGRANDE REAL ESTATE GROUP

绿地集团

Vanke

COMPANY OVERVIEW

China holdings

Established and Loyal Customer Base
Current Distribution Network
Products are sold directly to a network of 31 exclusive distributors and to large real estate developers; 9 of the top 10 customers in 2008 have worked with Hengda from 9 to 11 years, the other for 3 years
Top 10 clients represent only 49.3% of sales in 2008
Historically sold internationally to; Japan, Korea, Philippines, Mongolia, Russia, Italy, United
Kingdom, Turkey, Australia, Saudi Arabia, Dubai, Israel, Jordan and Iraq through PRC trading companies
Distribution Strategy
Expand distribution network to cover regions in PRC
without a presence or to strengthen presence and
enter more global markets
Strengthen strategic relationships with large real estate
developers (such as China Resources Land Limited,
Vanke and Evergrande) and enter into exclusive
ceramic tile provider contracts

Current China
Distribution Network

Selected Hengda Projects Showcasing End Markets
Semi-detached dwellings Multi-unit dwelling Commercial

Project: Chengdu Kanjun
Garden
Project Size: 210,000 sq. meters
Project: Hangzhou Redbud
Garden
Project Size: 53,000 sq. meters
Project: China Resources Land
Limited Lanxi Town
Project Size: 100,000 sq. meters
Project: Xiamen Blue Gulf
Peninsula
Project Size: 133,000 sq. meters
Project: The 11th National
Games Village
Project Size: 95,000 sq. meters
Under Construction
Project: Shenyang Institute of
Aeronautical Engineering
Project Size: 97,000 sq. meters

Competitive Strengths
Consistent track record of strong year over year growth in revenue and profitability
Well recognized “HD” and “Hengda” brands were awarded the coveted “Chinese Well-Known
Mark” award by the Central Government
Continuous focus on R&D to sustain competitive edge
o
Granted 33 design patents and 4 utility patents in China
o
Development of ultra-thin tile products and a new generation of lightweight ceramic tiles which are lighter than water and have better insulation properties than existing products
Recent spending on energy efficiency and environmental upgrades to enhance profitability
Focus on Quality Control from raw materials to manufacturing to post sales service and customer support
Extensive distributor network and long term customer relationships where 9 of Hengda’s top 10 customers in 2008 have been purchasing from the company for over 9 years
Experienced management team, led by the founder who has over 20 years of experience in the ceramic tile industry

Competitive Landscape
Fragmented market presents opportunities for consolidation
Revenue of the Ceramic Tile Industry in China grew at a CAGR of 20.9% from 2005 – 07
The ceramic tile manufacturing industry in China is centralized in four locations:
o
Foshan, Zibo & Linyi and Jiaxiang are known for specializing in manufacturing interior wall and floor ceramic tiles
o
Jinjiang specializes in the exterior wall ceramic tile manufacturing due to the unique clay composition in Dehua county
Competitors include:
o
Guangdong White Rabbit Ceramics
o
Guangdong New Pearl Ceramics
o
Foshan Shiwan Yulong Ceramics Co., Ltd.
o
Jiangxi Apollo Ceramics Co., Ltd.
o
Jinjiang Haoyuan Ceramics Co., Ltd.
o
Jinjiang Wanli Ceramics Co., Ltd.
o
Jinjiang Tengda Ceramics Co., Ltd.
o
Jinjiang Haoshan Construction Materials Co., Ltd.

Zibo & Linyi
Foshan
Jiaxiang
Jinjiang
Gaoan
Source: National Bureau of Statistics of China
China Ceramic Industry Report, 2006 – 2007
Dehua

Industry Overview 19

Affordable Housing, 10%
Post Earthquake Reconstruction, 25%
Livelihood Project & Infastructure, 9%
R&D, 9%
Environmental Projects, 5%
Infrastructure Construction & Power Grid, 38%
Healthcare Education, 4%

INDUSTRY OVERVIEW

China holdings

Significant growth potential
Significant growth potential
Macro- Economic Policies Benefit the Construction Industry
40 billion square meters of floor space
will be built - in five million buildings by
2025
1 billion people will live in China's cities
by 2030
350 million people will be added to
China's urban population by 2025 - more
than the population of today's US
221 Chinese cities will have more than
one million people living in them by 2025
- Europe has 35 today
GDP will multiply by 5 times by 2025
The building materials industry benefits directly from PRC central government's 4 trillion stimulus plan and China's continuous urbanization.
Source: McKinsey Global Institute, March 2009
China Sate Council,  November 2008
The Central & Province governmental policies,
such as investing RMB900 B in Affordable
Housing, further promotes the growth of the
construction and construction material industries
PRC central government's  4 trillion stimulus plan

650
600
550
500
450
400
million
48%
46%
44%
42%
40%
38%
36%
34%
32%
30%
36.1%
37.7%
39.1%
40.5%
41.8%
43.0%
43.9%
44.9%
45.7%
2000 2001 2002 2003 2004 2005 2006 2007 2008
Urban Population
Urbanization Rate

sq.m
30
25
20
15
10
5
0
1980 1990 2000 2005

billion
1.4
1.3
1.2
1.1
1.0
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
2000 2005 2010E
Population
% Growth

INDUSTRY OVERVIEW

China holdings

Source: National Bureau of Statistics of China: 2009 International Statistical Yearbook
National Bureau of Statistics of China: China Statistical Yearbook 2008;
Institute of Quantitative & Technical Economics, Chinese Academy of Social Sciences: Development Report 2008
McKinsey Global Institute, March 2009
Urbanization Trend in China Continues to Benefit Construction Industry
Growing Population in China
Urbanization Trend in China
Growing Urban Per Capita
Living Space in China
The rapid urbanization, population growth and rising
standard of living are fueling demand for building materials
Indonesia Malaysia Russia US UK
50.3% 69.4% 72.9% 81.4% 89.9%
% of Population Urbanized by Country

billion
100
150
200
250
300
350
2007
$ billion

billion
0
20
40
60
80
100
120
140
160
180
May-08
Jun-08
Jul-08
Aug-08
Sep-08
Oct-08
Nov-08
Dec-08
Feb-09
Mar-09
Apr-09
May-09
Jun-09
New Construction
Expansion
Reconstruction

INDUSTRY OVERVIEW

hina holdings

Continued Growth in China’s Housing & Construction Materials
The Chinese construction material market is forecasted to grow with a CAGR of 8.7% through
2013 reaching a value of $323.9bn
Growth in the New Construction market in China resumed in March 2009 after slowing down in the beginning of the year
China Construction Materials Market Value Forecast:
$ billion, 2006-2013
Source: Datamonitor, May 2009
Euromonitor, Monthly economic review of the Chinese economy:
August 2009 update
CAGR
8.8%
China’s Fixed Asset Investment by type of Construction:
$ billion, 5/2008 – 6/2009
Notes:
1.February figures are for the combined periods of January and February

1

Financial Summary 23

$120
$100
$80
$60
$40
million
$57.9
$72.4
$94.9
$113.4
2005
2006
2007
2008

$35
$30
$25
$20
$15
$10
million
$14.6
$18.8
$26.4
$30.0
2005
2006
2007
2008

$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
million
$12.7
$14.8
$21.3
$24.1
$27.7
$23.8
$32.4
$44.5
2005
2006
2007
2008
2009PF
2009E
2010E
2011E

FINANCIAL SUMMARY

China holdings

Strong Track Record of Growth
Revenue
EBITDA
Notes:
1.All figures converted at 6.85 RMB/US$
2.Implied Net Income based on Net Income Before Tax target of $31.7mm and a tax rate of 12.5%.  Hengda’s tax rate changed from 12.5% to 25% in 2009
3.Implied Net Income based on Net Income Before Tax target of $31.7mm and a tax rate of 25% in 2009
Assuming Hengda
achieves all of its
earn-out targets, Net
Income CAGR would
be 36.8% from
2009 to 2011
CAGR=25.1%
CAGR=27.2%

CAGR=23.9%
2
Net Income
CAGR=36.8%
3

USD in millions, except per share data Enterprise Value Multiples Equity Value Multiples
Price Market Net Enterprise Revenue EBITDA P/E Multiples
Company Exchange (05-Aug-09) Cap Debt Value CY2009 CY2008 CY2009 CY2010 CY2008 CY2009 CY2010
United States
Masco Corp. NYSE $14.34 $5,152 $3,323 $8,475 1.1 x 10.9 x 16.7 x 12.3 x 25.6 x n.m. 44.8 x
Armstrong World Industries, Inc. NYSE $26.27 $1,508 $193 $1,700 0.6 x 4.9 x 6.2 x 5.4 x 10.3 x 23.2 x 22.6 x
Owens Corning NYSE $21.28 $2,722 $2,348 $5,070 1.0 x 9.4 x 10.6 x 8.9 x 47.3 x 50.7 x 24.2 x
Gibraltar Industries, Inc. Nasdaq $11.18 337 321 658 0.7 x 5.4 x 17.1 x 8.1 x 8.9 x n.m. 13.2 x
Trex Co. Inc. NYSE $17.09 264 85 349 1.3 x 6.9 x 9.3 x 7.3 x 27.6 x n.m. 31.1 x
Mohawk Industries Inc. NYSE $50.89 3,483 1,896 5,380 1.0 x 7.2 x 11.2 x 9.3 x 18.9 x 37.4 x 23.0 x
Beacon Roofing Supply Inc. Nasdaq $17.15 787 271 1,058 0.6 x 8.1 x 7.8 x 7.7 x 17.5 x 16.5 x 15.8 x
Europe
Saint Gobain NYX $40.11 20,572 16,541 37,113 0.7 x 5.4 x 6.9 x 6.7 x 6.5 x 14.1 x 12.0 x
Wienerberger Baustoffindustrie AG WBAG $17.86 1,480 1,509 2,989 1.1 x 5.0 x 8.5 x 7.4 x 15.8 x n.m. 47.7 x
Uralita SA MCE $5.79 1,122 518 1,640 1.3 x 7.3 x 7.8 x 8.4 x 20.9 x 14.9 x 15.5 x
Australia
Boral Ltd. ASX $3.94 2,335 1,711 4,045 1.1 x 8.7 x 9.8 x 8.8 x 18.6 x 26.5 x 20.5 x
James Hardie Industries NV ASX $3.88 1,410 220 1,631 2.0 x 15.7 x 9.9 x 6.7 x 31.5 x 26.5 x 15.4 x
Median 1.0 x 7.2 x 9.3 x 7.7 x 18.6 x 23.2 x 20.5 x
Mean 1.0 x 7.9 x 10.2 x 8.1 x 20.8 x 26.2 x 23.8 x
China
Shanghai Cimic Tile Co., Ltd. SZSE $1.36 $518 $63 $581 3.3 x 35.4 x n.a. n.a. 112.0 x 84.5 x 66.4 x
Beijing New Building Materials Public Ltd.
Co SZSE $2.43 1,400 340 1,740 3.7 x 35.7 x n.a. n.a. 39.8 x 36.9 x 27.7 x
Wuhu Conch Profiles And Science
Co., Ltd. SZSE $1.74 627 93 721 1.2 x 17.4 x 13.3 x 11.8 x 59.8 x 22.5 x 18.9 x
Guangzhou Seagull Kitchen and Bath
Products Co., Ltd. SZSE $1.66 386 47 433 1.6 x 23.5 x n.a. n.a. 50.1 x 39.0 x 28.3 x
Median 2.4 x 29.5 x 13.3 x 11.8 x 54.9 x 38.0 x 28.0 x
Mean 2.4 x 28.0 x 13.3 x 11.8 x 65.4 x 45.7 x 35.3 x
Comparative Valuation vs. Peers

Source: CapitalIQ, Thomson One, Wall St. Equity Research
Note: Calendarized to December year end

Shares (millions) % of common % of fully diluted
Existing CHAC Shares 8,550,400 53.8% 43.8%
Existing CHAC Management Shares (1) 1,600,000 10.1% 8.2%
CHAC Shares 5,743,320 36.1% 29.4%
Total Common Shares Post-Closing 15,893,720 100.0% 81.4%
Warrant Dilution (2) 3,637,334 18.6%
Post-Closing Fully Diluted Share Count 19,531,054
Shares (millions) % of common % of fully diluted
Existing CHAC Shares 3,200,000 30.4% 22.6%
Existing CHAC Management Shares (1) 1,600,000 15.2% 11.3%
Hengda Shares 5,743,320 54.5% 40.5%
Total Common Shares Post-Closing 10,543,320 100.0% 74.4%
Warrant Dilution (2) 3,637,334 25.6%
Post-Closing Fully Diluted Share Count 14,180,654
Post Closing Capitalization Table
Assumes 33.2% Redemption

Assumes 33.2% Redemption and a 41.8% Repurchase
(3)
Notes:
1.
Assumes CHAC Management retires 1,600,000 shares
2.
Based on a redemption price of $9.79 and the treasury stock method for all outstanding CHAC warrants, consisting of 12,800,000 public warrants and
2,750,000 Management warrants with an exercise price of $7.50.
3.
Equivalent to 75% redemption.  Assumes CHAC enters into transactions to purchase common shares from CHAC shareholders who have indicated their intention to vote against the acquisition and seek conversion of their shares

Summary Balance Sheet
In 000's of US$
1
2008
(audited)
March 31, 2009
(
unaudited)
Cash $7,534 $11,059
Current assets other than Cash 48,288 46,227
Non-Current Assets 10,561 9,991
Total Assets $66,382 $67,277
Short Term Borrowing $1,796 $1,796
Current Liabilities other than short term
borrowing
27,587 23,934
Non-Current Liabilities - -
Total Liabilities 29,383 25,730
Total Shareholder Equity 37,000 41,547
Total Liabilities and Shareholder Equity $66,382 $67,277
Notes:
1.All figures converted at 6.85 RMB/US$

Senior Management Team
Founded Jinjiang Hengda Ceramics Co., Ltd. in 1993
20 years of experience in the ceramic tile industry
Vice chairman of Fujian Province Ceramic Industry Association
Joined in 1993 as Manufacturing Vice General Manager
ISO9000:2000 and ISO9001:2000 Internal Quality Systems Certification Auditor
Joined in August 2008
Former CFO of a Sichuan switchgear manufacturer
Accountant of HK listed Dickson Concepts (International) Ltd. from 2002 to 2005
Auditor at Deloitte Touche Tohmatsu
Bachelor Degree from University of East Anglia, United Kingdom
Associate member of Institute of Chartered Accountants in England and Wales
and Hong Kong Institute of Certified Public Accountants
Joined in 1993 as Director of Sales Vice General Manager
Head of Sales and Marketing
Huang  Jia Dong
Chairman
Li  Shun Qing
Manufacturing Vice
General Manager
Hen Man Edmund
Chief Financial Officer
Su Pei Zhi
Sales Vice General
Manager

Investment Highlights
China’s growth trend
expected to drive
long-term demand for
construction materials
Established and
loyal customer
base
Strong historical
growth
Restructured SPAC
attractive China
investment vehicle
Increasing production
capacity to capitalize
on growing market
demand
Commitment to
manufacturing
technology, R&D and
quality control

Attractive valuation
as compared to
public company
peers

TRADING COMPARABLE COMPANY DESCRIPTIONS Appendix A 30 Source: Capital IQ

US Comps
Masco Corporation - Manufactures, distributes, and installs home improvement and building products in North
America and Europe. It operates in five segments: Cabinets and Related Products, Plumbing Products, Installation
and Other Services, Decorative Architectural Products, and Other Specialty Products. The Cabinets and Related
Products segment engages in the sale of semi-custom, assembled, and ready-to-assemble cabinetry for kitchen, bath, storage, home office, and home entertainment applications. The Decorative Architectural Products segment manufactures architectural coatings, such as paints, specialty paint products, stains, varnishes, and waterproofing products, as well as cabinet, door, window, and other hardware products.
Armstrong World Industries, Inc. - Designs, manufactures, and sells flooring products and ceiling systems in the Americas, Europe, and the Pacific Rim. It operates in four segments: Resilient Flooring, Wood Flooring,
Building Products, and Cabinets. The Resilient Flooring segment produces vinyl sheet, vinyl tile, and linoleum flooring, as well as sources and sells laminate flooring products, ceramic tile products, adhesives, installation and maintenance materials, and accessories for homes and commercial and institutional buildings. This segment sells its products to wholesalers, large home centers, retailers, and contractors, as well as to the manufactured homes industry. The Building Products segment produces suspended mineral fiber, soft fiber, and metal ceiling systems, as well as complementary ceiling products for use in commercial, institutional, and residential settings.
Gibraltar Industries, Inc. -
Manufactures, processes, and distributes residential and commercial building products and processed metal products. The company operates through two segments, Building Products and
Processed Metal Products. The Building Products segment offers bar grates and plank grates; expanded metal;
perforated metal and metal lath products; fiberglass grates; ventilation products and accessories; mailboxes and package delivery products; soffit; drywall corner bead; structural support products; coated coil stock; metal roofing and accessories; steel framing; rain-carrying systems; builders’ hardware, shelving and closet rods; lawn and garden products; and diffusers and fasteners.

US Comps
Trex Company, Inc. - Manufactures and distributes wood/plastic composite products primarily for residential and commercial decking and railing applications in the United States and Canada. It offers wood-alternative decking, railing, fencing, and trim products under the brand name Trex.
Mohawk Industries, Inc. -
Together with its subsidiaries, engages in the production and sale of floor covering products for residential and commercial applications. The company operates through three segments: Mohawk, Dal-Tile, and Unilin. The
Mohawk segment designs, manufactures, sources, distributes, and markets floor covering product lines, which include carpets, ceramic tile, laminate, rugs, carpet pad, hardwood, and resilient. It offers its products under the brand names of
Mohawk, Aladdin, Mohawk Home, Bigelow, Durkan, Horizon, Karastan, Lees, Merit, and Ralph Lauren. The Dal-Tile
segment designs, manufactures, sources, distributes, and markets a line of ceramic tile, porcelain tile, and natural stone products. Its ceramic tile products are marketed under the Dal-Tile and American Olean brand names.
Beacon Roofing Supply, Inc. - Distributes residential and non-residential roofing materials in the United States and
Canada. The company offers residential roofing products, including asphalt shingles, synthetic slate and tile, clay and concrete tile, nail base insulation, metal roofing, felt, wood shingles and shakes, nails and fasteners, metal edgings and flashings, prefabricated flashings, ridges and soffit vents, gutters and downspouts, and other accessories. Its non-residential roofing products include single-ply roofing; asphalt; metal; modified bitumen; built-up roofing; cements and coatings;
insulation—flat stock and tapered; commercial fasteners; metal edges and flashings; skylights, smoke vents, and roof hatches; and sheet metal products, including copper, aluminum, and steel. The company also provides building products, such as vinyl siding; red, white, and yellow cedar siding; fiber cement siding; soffits; house wraps and vapor barriers; and
stone veneer, as well as vinyl windows, aluminum windows, wood windows, turn-key windows, and wood and patio doors.
Owens Corning - Through its subsidiaries, provides composite and building materials systems. The company operates in four segments: Insulating Systems, Roofing and Asphalt, Other Building Materials and Services, and Composite Solutions.
The Other Building Materials and Services segment manufactures and sells manufactured stone and brick veneers used in residential and commercial new construction and remodeling.

European Comps
Saint-Gobain - Together with its subsidiaries, engages in the design, manufacture, and distribution of functional materials, such as glass, ceramics, plastics, and cast iron worldwide. It operates through five segments: Building
Distribution, Construction Products, Flat Glass, High-Performance Materials, and Packaging. The Construction
Products segment offers interior products for the home, including insulating glass wool, plasterboard, and rock or glass wool acoustic ceilings; and exterior products, such as wall facings, roofing, water supply, pipes, roadwork, and utility connection components. The Flat Glass segment manufactures, processes, and distributes glass for the building industry; and produces automotive glass. The High-Performance Materials segment provides mineral ceramics, such as ceramics, grains and powders, abrasives, and crystals; performance polymers, including performance plastics; and glass fabrics, such as textile solutions for industrial and construction markets.
Wienerberger
AG  -
Manufactures and sells bricks and roof tiles primarily in Europe and North America. The company offers clay blocks for walls, under the POROTHERM brand; clay roof tiles to cover pitched roofs, under the KORAMIC brand; facing bricks that are used as a facade product in new residential and non-residential construction, under the TERCA brand; and concrete and clay pavers that are used by homeowners for driveways, paths, terraces, and garden design, as well as in public areas, such as sidewalks, open areas, and pedestrian zones, under TERCA and SEMMELROCK brands. It also provides Corium, a ceramic facade system for new construction and renovation; and rear-ventilated ceramic facade boards, under the ArGeTon brand.
Uralita, S.A. - Engages in the manufacture and sale of construction materials in Europe. It offers various insulation products, including glass wool and extruded polystyrene for thermal and acoustic insulation; and
gypsum products, such as powdered gypsum. The company also provides concrete and ceramic roof tiles, and plaster boards. In addition, it offers piping systems. It serves building construction and infrastructure sectors.

Australian Comps
Boral Limited - Engages in the manufacture and supply of building and construction materials in Australia, the
United States, and Asia. It offers various building products, including bricks, plasterboard, timber products, roof tiles, aluminum products, and concrete products; and construction materials, such as quarries, road surfacing, premix concrete, precast concrete, fly ash, and cement. The company also provides quarry end use, transport, concrete placing, and scaffolding.
James Hardie Industries N.V. - Manufactures and sells fiber cement building products for interior and exterior building construction applications primarily in the United States, Australia, New Zealand, the Philippines, and
Europe. It offers fiber cement products, such as siding, roofing, and interior products. The company’s products are used for a range of residential and commercial applications, including external wall cladding, in the form of planks, panels, shingles, facades, and substrates; lining for eaves, soffits, and breezeways; and wall or floor substrate for ceramic tiles in wet areas such as kitchens, bathrooms, and laundries. Its products are also used for ceiling lining or floor underlay; roofing shakes; external and internal wall systems, including bracing and fire, and acoustically-
rated walls; decorative and structural columns; trim, fascia, and other decorative applications; fencing; and
underground drainage pipes.

Chinese Comps
Shanghai CIMIC Tile Co. Ltd. - Manufactures and markets tiles in China. It offers porcelain tiles and glazed tiles.
The company manufactures glazed tiles in six specifications, including wall tiles, floor tiles, and pattern tiles.
Shanghai CIMIC Tile Co. Ltd. is based in Shanghai, the People’s Republic of China.
Beijing New Building Materials Public Limited - Company manufactures and markets gypsum boards, mineral fiber boards, fiber cement wall siding board and their supplement products. The company also engages in building material chain stores, logistics, house industrialization, and investing in new building materials. The company was founded in 1979 and is based in Beijing, China. Beijing New Building Materials Public Limited Company operates as a subsidiary of China National Building Material Group Corporation.
Wuhu Conch Profiles And Science Co., Ltd. - Engages in the manufacture and sale of building materials in
China. Its products include plastic profiles, sheets, doors and windows, fences, and pipes, as well as steel keels.
Wuhu Conch Profiles also exports its products to the U.K., Germany, the Russian Federation, Kazakhstan,
Kyrgyzstan, Vietnam, Thailand, India, Indonesia, and Singapore.
Guangzhou Seagull Kitchen and Bath Products Co., Ltd.  -
Designs and markets bathroom and kitchen
fittings. The company’s products include faucets and accessories, water drainers, boiler temperature-control and pressure-control valves, energy-saving heating valves and mixture temperature safety valves. Additionally, it produces towel hangers, soap and paper holders, bathtub handrails, and clothes hooks. The company exports its products to North America and Europe. Its clientele includes Moen Incorporated, Delta Faucet Company, and
GROHE Limited.

NON-GAAP RECONCILIATION TABLE Appendix B 36

Non-GAAP Reconciliation Table

000's of $USD 2005 2006 2007 2008
Net Income $12,660 $14,782 $21,256 $24,090
Plus Tax 0 2,018 2,900 3,508
Plus Interest 0 44 84 137
Plus Depreciation and
Amortization
1,919 2,004 2,160 2,279
EBITDA $14,579 $18,848 $26,400 $30,014
Notes:
All figures converted at 6.85 RMB/US$